UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 2, 2017

Aerohive Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36355	20-4524700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1011 McCarthy Boulevard

Milpitas, CA 95035

(Address of Principal Executive Offices including Zip Code)

Steve Debenham, Vice President, General Counsel and Secretary

(408) 510-6100

(Name and telephone number, including area code of the person to contact in connection with this report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On August 2, 2017, Aerohive Networks, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter of 2017. In the press release, the Company also announced that it would be holding a conference call on August 2, 2017 to discuss its financial results for the second quarter of 2017. A copy of the press release is furnished as Exhibit 99.1 to this report.

This information furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition,” including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events

On August 2, 2017, the Company also announced by separate press release that the Company’s board of directors had extended to June 30, 2018 a stock repurchase program of up to $10.0 million, which program the board of directors had initially approved in February 2016. The repurchase program authorizes stock purchases from time to time in compliance with applicable securities laws in the open market or in privately negotiated transactions. The timing and amounts of any purchases will be based on market conditions and other factors including price, regulatory requirements and capital availability. The authorization does not require the purchase of any minimum number of shares, and the Company may suspend, modify or discontinue the program at any time without prior notice. A copy of this press release is furnished as Exhibit 99.2 to this report.

This information furnished under Item 8.01 of Form 8-K, “Other Events,” including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release issued by Aerohive Networks, Inc. dated August 2, 2017.

99.2	Press release issued by Aerohive Networks, Inc. dated August 2, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROHIVE NETWORKS, INC.

By:	/s/ Steve Debenham
Steve Debenham
Vice President, General Counsel & Secretary

Date: August 2, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Aerohive Networks, Inc. dated August 2, 2017.

99.2	Press release issued by Aerohive Networks, Inc. dated August 2, 2017.